Other Comprehensive Income - Reclassifications (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 31, 2015	Mar. 31, 2014
Other comprehensive income derivatives qualifying as hedges net of tax period increase decrease abstract
Interest rate contracts	$ 6,165	$ 7,358
Foreign exchange contracts cost of revenue	7,206	571
Amount of additional interest expense expected to be reclassified into earnings	17,873
Total before tax	13,371	7,929
Tax expense or benefit	(3,416)	(2,350)
Net of tax	9,955	5,579
Other comprehensive income defined benefit plans adjustment net of tax period increase decrease abstract
Adjustments related to pension obligations - pretax	9,229	4,354
Total before tax benefit plans	9,229	4,354
Benefit plans tax expense	(3,442)	(1,614)
OCI reclassification pensions	5,787	2,740
Total reclassifications for the period	$ 15,742	$ 8,319